                                                                      Exhibit 21


                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                   State or Other Jurisdiction of
                                                   Incorporation or Organization
                                                   -----------------------------
Coastal Capital Corporation.......................      Delaware
     Subsidiaries:
     Coastal Finance Corporation..................      Delaware
     Coastal Financial B.V. ......................      The Netherlands
           Subsidiary:
           Coastal Financial Antilles N.V. .......      Netherlands Antilles
     Coastal Netherlands Financial B.V. ..........      The Netherlands
     Coastal Offshore Insurance Ltd. .............      Bermuda
Coastal Gas Services Company......................      Delaware
     Subsidiaries:
     ANR Gas Supply Company.......................      Delaware
     Coastal Electric Services Company............      Delaware
     Coastal Gas Gathering and Processing Company.      Delaware
     Coastal Gas Marketing Company................      Delaware
     Coastal Multi-Fuels, Inc. ...................      Delaware
     Coastal Pan American Corporation.............      Delaware
           Subsidiaries:
           Coastal Cape Horn Ltd. ................      Cayman Islands
           Coastal Latin America Ltd. ............      Cayman Islands
     Coastal Southern Pipeline Company............      Delaware
     Coastal States Gas Transmission Company......      Delaware
Coastal Holding Corporation.......................      Delaware
     Subsidiaries:
     CIC Industries, Inc. ........................      Delaware
           Subsidiaries:
           Coastal Chem, Inc. ....................      Delaware
           Coastal Crude Pipeline Corporation.....      Delaware
           Coastal Pipeline Company...............      Delaware
           Coastal Refining & Marketing, Inc. ....      Delaware
                 Subsidiaries:
                 Coastal Refined Products
                   Corporation....................      Delaware
                 Coastal States Crude
                   Gathering Company..............      Texas
                       Subsidiary:
                       Coastal Crude
                         Transportation
                         Corporation..............      Delaware
           Coastal Transport Corporation..........      Delaware
     Coastal Catalyst Technology, Inc. ...........      Delaware
     Coastal Cat Process Marketing, Inc. .........      Delaware
     Coastal Eagle Point Oil Company..............      Delaware
     Coastal Energy Corporation...................      Delaware
     Coastal Mobile Refining Company..............      Delaware
     Coastal Petrochemical International A.V.V. ..      Aruba
     Coastal West Ventures, Inc. .................      Delaware
Coastal Limited Ventures, Inc. ...................      Texas
Coastal Mart, Inc. ...............................      Delaware
Coastal Midland, Inc. ............................      Delaware
Coastal Natural Gas Company.......................      Delaware
     Subsidiaries:
     American Natural Resources Company...........      Delaware
           Subsidiaries:
           ANR Coal Company.......................      Delaware
                 Subsidiaries:
                 ANR Western Coal Development
                   Company........................      Delaware
                 Birmingham Coal Company..........      West Virginia
                 Brooks Run Coal Company..........      Delaware

                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                   State or Other Jurisdiction of
                                                   Incorporation or Organization
                                                   ------------------------------
               Cat Run Coal Company...............      Delaware
               Coastal Coal Sales, Inc. ..........      Delaware
               Enterprise Coal Company............      Kentucky
               Greenbrier Coal Company............      Delaware
               Kingwood Coal Company..............      Delaware
               Virginia City Coal Company.........      Delaware
               Virginia Iron, Coal and
                 Coke Company.....................      Delaware
         ANR Credit Corporation...................      Delaware
         ANR Development Corporation..............      Delaware
         ANRFS Holdings, Inc. ....................      Delaware
               Subsidiaries:
               ANR Freight System, Inc. ..........      Delaware
               Transport USA, Inc. ...............      Pennsylvania
         ANR Intrastate Gas Company, Inc. ........      Delaware
         ANR One Woodward Corp. ..................      Delaware
         ANR Pipeline Company.....................      Delaware
               Subsidiaries:
               ANR Atlantic Pipeline Company......      Delaware
               ANR Energy Conversion Company......      Michigan
               ANR Iroquois, Inc. ................      Delaware
               ANR Mayflower Company..............      Delaware
               ANR Southern Pipeline Company......      Delaware
               American Natural Offshore Company..      Delaware
                     Subsidiaries:
                     Texas Offshore Pipeline
                       System, Inc. ..............      Delaware
                     Unitex Offshore
                       Transmission Company.......      Delaware
         ANR Production Company...................      Delaware
            Subsidiary:
            Coastal Shuttle Corporation...........      Delaware
         ANR Ren-Cen, Inc. .......................      Connecticut
         ANR Storage Company......................      Michigan
              Subsidiaries:
              ANR Blue Lake Company...............      Delaware
              ANR Cold Springs Company............      Delaware
              ANR Eaton Company...................      Michigan
              ANR Jackson Company.................      Delaware
              ANR Northeastern Gas Storage
                Company...........................      Delaware
              ANR Western Storage Company.........      Delaware
         ANR Venture Eagle Point Company..........      Delaware
         ANR Venture Fulton Company...............      Delaware
         ANR Venture Management Company...........      Delaware
         Coastal Great Lakes, Inc. ...............      Delaware
         Empire State Pipeline Company, Inc. .....      New York
   CIC Stock Corporation..........................      Delaware
         Subsidiaries:
         CIG Gas Storage Company..................      Delaware
         CIG Resources Company....................      Delaware
              Subsidiary:
              Keyes Helium Company LLC (75%)......      Colorado
         Colorado Solar-Tech, Inc. ...............      Delaware
     CIG-Canyon Compression Company...............      Delaware
     CIG Gas Supply Company.......................      Delaware

                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                  State or Other Jurisdiction of
                                                  Incorporation or Organization
                                                  -----------------------------
      CIG Overthrust, Inc. ......................      Delaware
      Colorado Interstate Gas Company............      Delaware
           Subsidiaries:
           CIG Exploration, Inc. ................      Delaware
           Colorado Water Supply Company.........      Delaware
                Subsidiary:
                Colorado Interstate
                  Production Company.............      Delaware
      Great Lakes Gas Transmission
        Company (50%)............................      Delaware
      Wyoming Gas Supply, Inc. ..................      Delaware
Coastal Oil Chelsea, Inc. .......................      Texas
Coastal Oil & Gas Corporation....................      Delaware
      Subsidiaries:
      COGC Resale Company........................      Delaware
      Coastal China Ltd. ........................      Cayman Islands
      CoastalDril, Inc. .........................      Delaware
      Coastal Javelina, Inc. ....................      Delaware
      Coastal Peru Ltd. .........................      Cayman Islands
      Coastal Vietnam Ltd. ......................      Cayman Islands
Coastal Power Production Company.................      Delaware
      Subsidiaries:
      Coastal Power International Ltd. ..........      Cayman Islands
            Subsidiary:
            Energia Coastal Guatemala, S.A. .....      Guatemala
      Coastal Salvadoran Power Ltd. .............      Cayman Islands
            Subsidiary:
            Coastal Nejapa Ltd. (90%)............      Cayman Islands
Coastal States Energy Company....................      Texas
      Subsidiaries:
      Coastal Development Company................      Delaware
      Cravat Coal Export Company, Inc. ..........      Virgin Islands
      Sage Point Coal Company....................      Delaware
            Subsidiary:
            Soldier Creek Coal Company...........      Delaware
      Skyline Coal Company.......................      Delaware
      Southern Utah Fuel Company.................      Delaware
      Unique Mining Systems, Inc. ...............      Delaware
      Utah Fuel Company..........................      Delaware
Coastal States Management Corporation............      Colorado
      Subsidiaries:
      ABCO Aviation, Inc. .......................      Delaware
      ABCO Leasing, Inc. ........................      Delaware
      ANR Media Company..........................      Michigan
      Coastal Travel Mart, Inc. .................      Delaware
Coastal States Trading, Inc. ....................      Delaware
Coastal Technology, Inc. ........................      Delaware
      Subsidiary:
      Coastal Technology Salvador, S.A.
        de C.V. (99%)............................      El Salvador
Coastal Unilube, Inc. ...........................      Tennessee
Coastal Unilube of Iowa L.C. ....................      Iowa
Cosbel Petroleum Corporation.....................      Delaware
      Subsidiaries:
      Coastal Canada Petroleum, Inc. ............      New Brunswick, Canada

                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                    State or Other Jurisdiction of
                                                    Incorporation or Organization
                                                    -----------------------------
     Coastal Fuels Marketing, Inc. ................     Florida
           Subsidiaries:
           Coastal Fuels of Puerto Rico, Inc. .....     Delaware
           Coastal Offshore Fuels, Inc. ...........     Liberia
           Coastal Terminals, Inc. ................     Florida
           Coastal Tug and Barge, Inc. ............     Florida
                 Subsidiary:
                 Manatee Towing Company............     Florida
     Coastal Oil New England, Inc. ................     Massachusetts
     Coastal Oil New York, Inc. ...................     Delaware
Coscol Petroleum Corporation.......................     Delaware
     Subsidiaries:
     Coastal Coker Corporation Aruba N.V. .........     Aruba
     Coastal Securities Company Limited............     Bermuda
           Subsidiaries:
           Coastal Aruba Holding Company N.V. .....     Aruba
                 Subsidiaries:
                 Coastal Aruba Maintenance/
                   Operations Company N.V. ........     Aruba
                 Coastal Aruba Refining
                   Company N.V. ...................     Aruba
                       Subsidiaries:
                       Coastal Petroleum Asia N.V..     Aruba
                       Coastal Energy of Panama,
                         Inc. .....................     Panama
                       Coastal Petroleum N.V. .....     Aruba
                             Subsidiary:
                             Coastal Petroleum
                               Argentina, S.A. ....     Argentina
                       Subic Bay Petroleum
                         Products Ltd. (50%).......     Cayman Islands
           Coastal Belcher Petroleum Pte. Ltd. ....     Singapore
           Coastal (Bermuda) Petroleum Limited.....     Bermuda
                 Subsidiary:
                 Same as Coastal Stock Company
                   Limited
           Coastal Management Services (Singapore)
             Pte. Ltd. ............................     Singapore
           Coastal Petroleum (Far East) Pte Ltd....     Singapore
           Coastal (Rotterdam) B.V. ...............     The Netherlands
                 Subsidiary:
                 Coastal States Petroleum
                   (Espana) S.A. ..................     Spain
     Coastal (Subic Bay) Petroleum, Inc.                Texas
           Subsidiary:
           Coastal Subic Bay Terminal, Inc. .......     Philippines
     Holborn Oil Trading Limited...................     Bermuda
     Coastal Stock Company Limited.................     Bermuda
           Subsidiary:
           Coastal Europe Limited..................     England
                 Subsidiaries:
                 Coastal States Petroleum
                   (U.K.) Limited..................     England
                 Coastal States Tankers
                   (U.K.) Limited..................     England
                 Colbourne Insurance
                   Company Limited.................     England
     Coastal Tankships U.S.A., Inc. ...............     Delaware
     Coscol Marine Corporation.....................     Texas
           Subsidiary:
           Coscol Operations Corporation...........     Delaware
                 Subsidiary:
                 Coastal Interstate Corporation....     Delaware

                    SUBSIDIARIES OF THE COASTAL CORPORATION

                                                 State or Other Jurisdiction of
                                                 Incorporation or Organization
                                                 -----------------------------
Golden Carriers Corporation.....................             Liberia
Jade Carriers Corporation.......................             Liberia
Texas Tank Ship Agency, Inc. ...................             Delaware

   The above subsidiaries, with the exception of Great Lakes Gas Transmission Company, are included in the Consolidated Financial Statements of The Coastal Corporation. The names of certain subsidiaries have been omitted from the above listing because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. The voting stock of each corporation is owned 100% by its immediate parent, unless otherwise indicated above, except that Coastal Europe Limited is 49% owned by Coastal (Bermuda) Petroleum Limited; Colbourne Insurance Company Limited is 23% owned by Coastal Capital Corporation and Coastal Unilube of Iowa, L.C. is 50% owned by Coastal Natural Gas Company.